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                                                                   Exhibit 10.21

                              SUMMARY OF AGREEMENT
                                      WITH
                               MATTHEW MACFARLANE

1.   Title: Vice President and Chief Accounting Officer

2.   Base Salary: $145,000 per year

3.   Bonus Potential: 25%

4.   GS will provide a 401K program, initially without company contribution.

5.   GS will provide a car allowance in line with our discussion.

6. GS will provide a term Life Insurance Policy in the amount of $500,000, subject to satisfactory physical examination.

7. Stock Options: GS will provide options to purchase 25,000 shares at a price of $6 per share. These options will vest over a 4-year period from date of hire.

8. Change of Control: In the event the company is sold or merged, and there is a change of control, all of your options will vest; and, in the event that you do not receive a comparable position with the new company, you will receive a payment of $75,000.

9. GS will provide you our standard Healthcare Benefits program. Robin Godfrey, our Controller, will provide you with the details and help you get signed up.

10.  Sign on Bonus: $10,000.

11.  Vacation: 3 weeks

                                        Agreed


                                        /s/ Matthew MacFarlane
                                        ----------------------------------------
                                        12-17-03